            As filed with the Securities and Exchange
                 Commission on January 30, 1998

                             File Nos. 33-74230 and 811-08294

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                  Pre-Effective Amendment No.

               Post-Effective Amendment No. 9
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                       Amendment No. 7

                      AFD EXCHANGE RESERVES
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672
                _________________________________
                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (Check appropriate line)

      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2)
         on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                            Location in Prospectuses
                                         (Caption)
PART A

Item 1.  Cover Page.........................Cover Page

Item 2.  Synopsis...........................Expense Information

Item 3.  Financial Highlights...............Financial Highlights

Item 4.  General Description of
         Registrant.........................Investment Objectives
                                            and Policies

Item 5.  Management of the Fund.............Management of the
                                            Fund

Item 6.  Capital Stock and Other
         Securities.........................  General Information

Item 7.  Purchase of Securities Being
         Offered............................Purchase and Sale of
                                            Shares; General
                                            Information

Item 8.  Redemption or Repurchase...........Purchase and Sale of
                                            Shares

Item 9.  Pending Legal Proceedings..........Not Applicable


PART B                                 Location in Statements
                                       Of Additional Information
                                       (Caption)

Item 10. Cover Page.........................Cover Page

Item 11. Table of Contents..................Cover Page

Item 12. General Information and History....Management of the
                                            Fund; General
                                            Information

Item 13. Investment Objectives and
         Policies...........................Investment Objectives
                                            and Policies;
                                            Investment
                                            Restrictions

Item 14. Management of the Fund.............Management of the
                                            Fund

Item 15. Control Persons and Principal
         Holders of Securities .............Management of the
                                            Fund

Item 16. Investment Advisory and Other
         Services...........................Management of the
                                            Fund

Item 17. Brokerage Allocation...............General Information

Item 18. Capital Stock and Other
         Securities.........................Daily Dividends -
                                            Determination of Net
                                            Asset Value; General
                                            Information

Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered........Purchase and
                                            Redemption of Shares;
                                            Daily Dividends -
                                            Determination of Net
                                            Asset Value

Item 20. Tax Status.........................Taxes

Item 21. Underwriters.......................General Information

Item 22. Calculation of Performance Data....General Information

Item 23. Financial Statements...............Financial Statements

[LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]                AFD EXCHANGE RESERVES
-------------------------------------------------------------------------------

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

-------------------------------------------------------------------------------

AFD Exchange Reserves (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, and is thus referred to as a "money market fund."

Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated February 2, 1998 which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------

An investment in the Fund is not (i) insured or guaranteed by the U.S. Govern-ment, (ii) a deposit or obligation of, or guaranteed or endorsed by, any bank, or (iii) federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS/February 2, 1998

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transac-tion costs from investing in the Fund and annual expenses for each class of shares. The "Example" following the table shows the cumulative expenses at-tributable to a hypothetical $1,000 investment in each class for the periods specified.

                               CLASS A SHARES CLASS B SHARES    CLASS C SHARES
                               -------------- ---------------   ---------------
 Maximum sales charge imposed
  on purchases (as a percent-
  age of offering price).....       None             None            None
 Sales charge imposed on div-
  idend reinvestments........       None             None            None
 Deferred sales charge (as a
  percentage of original pur-       None(a)      4.0% during      1.0% during
  chase price or redemption                    the first year,  the first year,
  proceeds, whichever is low-                  decreasing 1.0%   0% thereafter
  er)........................                   annually to 0%
                                                  after the
                                                    fourth
                                                  year(b)(c)
 Exchange Fee................       None             None            None

ANNUAL FUND OPERATING EX-
 PENSES (as a percentage of
 average net assets)
 Management fees.............        .25%             .25%            .25%
 Rule 12b-1 fees.............        .50%            1.00%            .75%
 Other expenses(d)...........        .63%             .63%            .61%
                                    ----      ---------------   ---------------
 Total fund operating
  expenses(d)................       1.38%            1.88%           1.61%
                                    ====      ===============   ===============

--------

(a) Purchases of Class A shares of $1,000,000 or more (or that were received in exchange or following a series of exchanges of Class A shares of an Al-liance Mutual Fund that were part of an original purchase of $1,000,000 or more) may be subject to a 1.0% deferred sales charge on redemptions within one year of the original purchase for cash. See "Purchase and Sale of Shares--How to Buy Shares--Class A Shares" in this Prospectus.
(b) For Class B shares purchased for cash. The contingent deferred sales charge schedule applicable to a shareholder's redemption of Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund is the schedule applicable to redemptions of Class B shares of the Alliance Mutual Fund originally purchased for cash by the shareholder.
(c) Class B shares will automatically convert to Class A shares a certain num-ber of years after the end of the calendar month in which the sharehold-er's order to purchase was accepted. For Class B shares purchased for cash, the number of years is eight. For Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund, the number of years depends on the conversion schedule of the Class B shares of the Al-liance Mutual Fund originally purchased. Currently, the longest such pe-riod is eight years. See "Purchase and Sale of Shares--How to Buy Shares-- Class B Shares--Deferred Sales Charge Alternative"--in this Prospectus.
(d) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance Capital Management L.P., based on a fixed dollar amount charged to the Fund for each shareholder's account.

EXAMPLE

 Cumulative expenses     Class Class  Class  Class Class
 paid for the period of    A    B+     B++    C+    C++
 ----------------------  ----- -----  -----  ----- -----
  1 year.............    $ 14  $ 59   $ 19   $ 26  $ 16
  3 years............    $ 44  $ 79   $ 59   $ 51  $ 51
  5 years............    $ 76  $102   $102   $ 88  $ 88
 10 years............    $166  $207*  $207*  $191  $191

--------
 + Assumes redemption at end of period and the highest applicable deferred sale charge schedule. See note (b) above.
++ Assumes no redemption at end of period.
 * Assumes the longest applicable conversion schedule. See note (c) above.

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum ini-tial sales charges permitted by the Rules of Fair Practice of the National As-sociation of Securities Dealers, Inc. See "Management of the Fund--Rule 12b-1 Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The Example set forth above as-sumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commis-sion") regulations. The Example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (AUDITED)


  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                  CLASS A
                                 -----------------------------------------------
                                       YEAR ENDED
                                     SEPTEMBER 30,             MARCH 25, 1994(A)
                                 -------------------------            TO
                                  1997     1996     1995       SEPTEMBER 30,1994
                                 -------  -------  -------     -----------------
Net asset value, beginning of
 period........................  $  1.00  $  1.00  $  1.00          $  1.00
                                 -------  -------  -------          -------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment income..........    .0411    .0416    .0453            .0126
                                 -------  -------  -------          -------
LESS: DIVIDENDS
Dividends from net investment
 income........................   (.0411)  (.0416)  (.0453)          (.0126)
                                 -------  -------  -------          -------
Net asset value, end of period.  $  1.00  $  1.00  $  1.00          $  1.00
                                 =======  =======  =======          =======
TOTAL RETURN
Total investment return based
 on net asset value(b).........     4.19%    4.24%    4.64%            2.45%(c)
                                 =======  =======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in
 millions).....................      $41      $41      $41              $18
Ratio of average net assets to:
 Expenses, net of waivers......     1.38%    1.29%    1.21%            1.82%(c)
 Expenses, before waivers......     1.38%    1.29%    1.29%            1.82%(c)
 Net investment income.........     4.10%    4.15%    4.63%(d)         2.62%(c)

                                                  CLASS B
                                 -----------------------------------------------
                                       YEAR ENDED
                                      SEPTEMBER 30,            MARCH 25, 1994(A)
                                 -------------------------            TO
                                  1997     1996     1995       SEPTEMBER 30,1994
                                 -------  -------  -------     -----------------
Net asset value, beginning of
 period........................  $  1.00  $  1.00  $  1.00          $  1.00
                                 -------  -------  -------          -------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment income..........    .0361    .0366    .0404            .0101
                                 -------  -------  -------          -------
LESS: DIVIDENDS
Dividends from net investment
 income........................   (.0361)  (.0366)  (.0404)          (.0101)
                                 -------  -------  -------          -------
Net asset value, end of period.  $  1.00  $  1.00  $  1.00          $  1.00
                                 =======  =======  =======          =======
TOTAL RETURN
Total investment return based
 on net asset value(b).........     3.67%    3.72%    4.12%            1.95%(c)
                                 =======  =======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in
 millions).....................      $74      $65      $65              $31
Ratio of average net assets to:
 Expenses, net of waivers......     1.88%    1.79%    1.70%            2.35%(c)
 Expenses, before waivers......     1.88%    1.79%    1.78%            2.35%(c)
 Net investment income.........     3.61%    3.67%    4.17%(d)         1.91%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

                                                 CLASS C
                               -------------------------------------------------
                                    YEAR ENDED
                                   SEPTEMBER 30,           MARCH 25, 1994(A)
                               -----------------------            TO
                                1997    1996    1995       SEPTEMBER 30,1994
                               ------  ------  -------     -----------------
Net asset value, beginning of
 period......................  $ 1.00  $ 1.00  $  1.00          $  1.00
                               ------  ------  -------          -------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment income........   .0386   .0390    .0430            .0112
                               ------  ------  -------          -------
LESS: DIVIDENDS
Dividends from net investment
 income......................  (.0386) (.0390)  (.0430)          (.0112)
                               ------  ------  -------          -------
Net asset value, end of peri-
 od..........................  $ 1.00  $ 1.00  $  1.00          $  1.00
                               ======  ======  =======          =======
TOTAL RETURN
Total investment return based
 on net asset value(b).......    3.93%   3.98%    4.39%            2.18%(c)
                               ======  ======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)...................     $24     $13      $10               $5
Ratio of average net assets
 to:
 Expenses, net of waivers....    1.61%   1.55%    1.45%            2.08%(c)
 Expenses, before waivers....    1.61%   1.55%    1.52%            2.08%(c)
 Net investment income.......    3.90%   3.89%    4.41%(d)         2.14%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company known as a "mutual fund." The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denomi-nated money market securities. While the Fund may not change its investment objective or the "other fundamental investment policies" described in a sepa-rate section below without shareholder approval, it may, upon notice to share-holders, but without such approval, change the following investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can, of course, be no assur-ance that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including for-eign branches of U.S. banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity, i.e., rated A-1 or A-2 by

Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch IBCA, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc, or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the pro-ceeds from the sale of the collateral were less than the repurchase price.

  The money market securities in which the Fund invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Vari-able rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at anytime, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

  The Fund may invest up to 25% of its total assets in money market instru-ments issued by foreign branches of foreign banks and other foreign entities. To the extent that the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements gener-ally mandated for overseas banking operations, the possible impact of inter-ruptions in the flow of international currency transactions, potential politi-cal and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial re-porting standards.

  The Fund will not invest more than 10% of its net assets in illiquid securi-ties, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from regis-tration under the Securities Act of 1933, as amended, (the "Securities Act"), other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the ex-emption from registration in Section 4(2) of the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current inten-tion to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Act, as such rule is amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. In accordance with Rule 2a-7, the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's in-vestment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objective, Policies and Restrictions."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into re-verse repurchase agreements in aggregate amounts not exceeding 15% of its as-sets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption re-quests, if they should occur; such borrowings may not be used to purchase in-vestments and the Fund will not purchase any investment while any such borrowings exist; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.
                          PURCHASE AND SALE OF SHARES

  Shares of the Fund may be purchased for cash and thereafter exchanged for shares of the same class of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

  Shares of the Fund also are available to holders of shares of other Alliance Mutual Funds who wish to exchange their shares for shares of a money market fund. Such an exchange transaction is effected through the redemption of the Alliance Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at their respective net asset values as next determined, without sales or service charges. Exchange purchases into the Fund may be made by tel-ephone or written request.

  Alliance Fund Services, Inc. ("AFS") is not responsible for the authenticity of telephone exchange requests. AFS will employ reasonable procedures in order to verify that telephone requests are genuine, and could be liable if it failed to use those procedures. An exchange is a taxable capital transaction for federal tax purposes. The Fund reserves the right to reject any order to acquire its shares through exchange.

HOW TO BUY SHARES

  You can purchase shares of the Fund for cash at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries. Pur-chases of shares for cash directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, may be made only if the purchaser has a financial intermediary of record. The minimum initial investment is $250. The minimum for subsequent investments is $50. Investments of $25 or more are allowed under the automatic investment program. See the Subscription Application and Statement of Additional Information for more information.

  Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Telephone pur-chase orders can be made by calling 800-221-5672 and may not exceed $500,000.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

  You can purchase Class A shares for cash at net asset value. Class A shares are sold without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, you may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. See "Ap-plication of the CDSC". As discussed below, Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. On cash purchases of less than $1,000,000, a commission will not be paid to the dealer or agent until the shares are exchanged for Class A shares of another Alliance Mutual Fund.

  Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of pur-chase, but on Class A shares that were received in exchange for Alliance Mu-tual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more you may pay a 1% CDSC that will be assessed as described below under "Applica-tion of the CDSC" if you redeem shares of the Fund within one year of your purchase of the Alliance Mutual Fund Class A shares originally purchased for cash. Consult the Subscription Application and Statement of Additional Infor-mation.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

  You can purchase Class B shares for cash at net asset value without an ini-tial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of net asset value at the time of redemption or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC on Class B shares is set forth below.

 Year Since
  Purchase                                                                 CDSC
 ----------                                                                ----
 First.................................................................... 4.0%
 Second................................................................... 3.0%
 Third.................................................................... 2.0%
 Fourth................................................................... 1.0%
 Fifth.................................................................... None

  Class B shares purchased for cash will automatically convert to Class A shares eight years after the end of the calendar month in which the sharehold-er's order to purchase was accepted. As discussed below, Class B shares may be exchanged at net asset value for Class B shares of other Alliance Mutual Funds. Following an exchange, Class B shares will continue to age for purposes of determining the CDSC, if any, upon redemption and for purposes of conver-sion to Class A shares.

  Class B shares of the Fund also are offered in exchange for Class B shares of other Alliance Mutual Funds without any initial sales charge. However, you may pay a CDSC if you redeem shares of the Fund within a certain number of years of your original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase. See "Application of the CDSC" below.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

  You can purchase Class C shares for cash or in exchange for Class C shares of another Alliance Mutual Fund at net asset value without any initial sales charge, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares do not convert to any other class of shares of the Fund. As discussed below, Class C shares may be exchanged at net asset value for Class C shares of other Alliance Mutual Funds.

  Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being re-deemed or net asset value at the time of redemption.

EMPLOYEE BENEFIT PLANS

  Certain employee benefit plans, including employment-sponsored tax-qualified 401(k) plans and other defined-contribution retirement plans ("Employee Bene-fit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable par-ticipants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospec-tus. In addition, the Class A, Class B and Class C CDSC may be waived for in-vestments made through Employee Benefit Plans.

GENERAL

  The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another Alliance Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. If you are making a smaller cash purchase, you might con-sider purchasing Class B shares because no sales charge will be assessed on subsequent exchanges of those shares. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charges and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive different compen-sation for selling Class A, Class B or Class C shares. Class B and Class C shares have higher distribution fees, and thus higher expense ratios, and pay correspondingly lower dividends than Class A shares. There is no size limit on cash purchases of Class A shares. The maximum cash purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. The Fund may refuse any order to purchase shares.

  The Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and
(iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

  A transaction, service, administrative or other similar fee may be charged by your brokerdealer, agent, financial intermediary or other financial repre-sentative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those im-posed by the Fund, including requirements as to the minimum initial and subse-quent investment amounts.

  In addition to the discount or commission paid to dealers, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at semi-nars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons asso-ciated with a dealer and their immediate family members to urban or resort lo-cations within or outside the United States. Such a dealer may elect to re-ceive cash incentives of equivalent amount in lieu of such payments.

APPLICATION OF THE CDSC

  The CDSC is applied to the lesser of the net asset value at the time of re-demption of the shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual

Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC.

  The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or dis-ability of a shareholder, to meet the requirement of certain qualified retire-ment plans or pursuant to a monthly, bimonthly or quarterly systematic with-drawal plan. See the Statement of Additional Information.

HOW THE FUND VALUES ITS SHARES

  The net asset value of each class' shares is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value per share is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities and dividing by the amount of outstanding shares for such class. In this connection, the Fund uses the amor-tized cost value for determining the value of the Fund's investments. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time).

HOW TO EXCHANGE SHARES

  You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. Exchanges of Class A shares are made at the net asset value next determined less the amount of any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Con-sult the prospectus of the applicable Alliance Mutual Fund for a further ex-planation of those sales charges. Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone ex-change requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value (less the amount of any ap-plicable initial sales charge imposed on the Class A shares of the other Alli-ance Mutual Fund). The exchange service may be changed, suspended or termi-nated on 60 days' written notice.

  Under the Alliance Mutual Funds' Right of Accumulation, exchanges of Class A shares made pursuant to the Alliance Dollar Cost Averaging Program or other-wise will be assessed an initial sales charge based on the shareholder's total Alliance Mutual Funds holdings, including shares of the Fund, and therefore may be eligible for a reduced sales charge. Consult with your financial repre-sentative or Alliance regarding the Alliance Dollar Cost Averaging Program, Rights of Accumulation and other time and money saving services to investors.

  Shares will continue to age without regard to exchanges for purposes of de-termining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When re-demption occurs, the CDSC applicable to the original shares is applied.

HOW TO SELL SHARES

  You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer or for shares acquired in exchange for Alliance Mutual Fund shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER

  Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Fund, and may charge you for this service.

SELLING SHARES DIRECTLY TO THE FUND

  Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a na-tional stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corpora-tions, intermediaries, fiduciaries and surviving joint owners. For details contact:

                          Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520

                               800-221-5672

  Alternatively, a request for redemption of shares for which no stock certif-icates have been issued can also be made by telephone to 800-221-5672. Tele-phone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value (less any applicable CDSC), and , for redemptions made before March 1, 1998, may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a share-holder who has changed his or her address of record within the previous 30 calendar days. See "General" below.

GENERAL

  The sale or exchange of shares is a taxable transaction for federal tax pur-poses. Under unusual circumstances, the Fund may suspend redemptions or post-pone payment for up to seven days or longer, as permitted by federal securi-ties law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  Alliance sponsors four other money market funds, Alliance Money Market Fund, Alliance Capital Reserves, Alliance Government Reserves and Alliance Municipal Trust (the "Trusts"). Each of the Trusts offers a class of shares that has a lower expense ratio and pays correspondingly higher dividends than shares of the Fund. However, the Trusts do not have an exchange privilege with Alliance Mutual Funds. Thus, if you held shares of a Trust and wished to transfer your holdings to an Alliance Mutual Fund, you would be required to redeem shares of the Trust and purchase shares of that Alliance Mutual Fund with the cash proceeds of your redemption. Such a transaction would be subject to any sales charges applicable to an original purchase for cash (or eventual redemption) of shares of that Alliance Mutual Fund. To obtain the prospectus for any of the Trusts, contact AFS at the Literature telephone number on the cover of this Prospectus.

  During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instruc-tions to AFS. AFS is not responsible for the authenticity of telephone re-quests to purchase, sell or exchange shares. AFS will employ reasonable proce-dures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The tele-phone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

  AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A share-holder's manual explaining all available services will be provided upon re-quest. To request a shareholder manual call 800-227-4618.

  Year 2000. Many computer software systems in use today cannot properly proc-ess data-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to proc-ess this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's share-holders. Alliance, the Fund's investment adviser, AFD, the Fund's principal underwriter, and AFS, the Fund's registrar, transfer agent and dividend dis-bursing agent, have advised the Fund that they are reviewing all of their com-puter systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and Alliance have no reason to believe that these goals will not be achieved.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with prin-cipal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to pro-vide investment advice and, in general, to conduct the management and invest-ment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

  Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment com-panies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alli-ance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was retained as an investment manager for 28 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incor-porated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Man-agement of the Fund."

  Under its Advisory Agreement with the Fund, Alliance provides investment ad-visory services and order placement facilities for the Fund and pays all com-pensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide per-sons satisfactory to the Fund's Trustees to serve as the Fund's officers. Un-der the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of
 .25 of 1% of the first $1.25 billion of the Fund's average daily net assets; .24 of 1% of the next $.25 billion of such assets; .23 of 1% of the next $.25 billion of such assets; .22 of 1% of the next $.25 billion of such assets; .21 of 1% of the next $1 billion of such assets, and; .20 of 1% of such average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

RULE 12B-1 DISTRIBUTION SERVICES AGREEMENT

  Rule 12b-1 adopted by the Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribu-tion of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement"), which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD. Pursuant to the Plan, the Fund pays to AFD a Rule 12b-1 distribution services fee at an annual rate of .50 of 1% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate aver-age daily net assets attributable to the Class B shares and .75 of 1% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate AFD for distribution services. The Agreement provides that a portion of the distribution services fee in an amount equal to .25% of the ag-gregate average daily net assets of the Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that AFD will use for personal service and/or the maintenance of shareholder accounts.

  The Agreement provides that AFD may spend the distribution services fee it receives from the Fund as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, compensation of employees of AFD, compensation and expenses, including overhead and telephone and other communication expenses, of AFD and other broker-dealers, banks and other financial intermediaries that engage in or support the distribution of shares of the Fund, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and advertising materials, and other promotional activities. In this regard, some payments under the Agreement are used to compensate finan-cial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and

 .50%, annualized, with respect to Class C shares, of the assets maintained in the Fund by their customers. The Agreement also provides that AFD may, if it wishes, retain all or any portion of the distribution services fees received from the Fund for its own purposes. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. The Agreement also provides that Alliance may use its own resources to finance the distribution of the Fund's shares.

  The Fund is not obligated under the Agreement to pay any distribution serv-ices fee in excess of the amounts set forth above. Since AFD's compensation with respect to each of the Class A, Class B and Class C shares is not di-rectly tied to its expenses incurred with respect to such class, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses.

  In the event that the Agreement is terminated or not continued with respect to the Class A, Class B or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to AFD with respect to that class, and (ii) the Fund would not be obli-gated to pay AFD for any amounts expended under the Agreement not previously recovered by AFD from distribution services fees in respect of shares of such class or recovered through deferred sales charges.

  The Agreement is in compliance with rules of the National Association of Se-curities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mu-tual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

  As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of coun-sel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that change in these laws prevented a bank from providing such services, it is ex-pected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institu-tions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of each class via automatic investment in additional full and frac-tional shares in each shareholder's account. As such additional shares are en-titled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  The Fund intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for federal income taxes on the investment company taxable income and net capital gains distributed to its shareholders. For fed-eral income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to cer-tain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

  AFD Exchange Reserves is a Massachusetts business trust that was organized on January 14, 1994. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

  A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then cur-rent net asset value of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

  Shares are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series on matters, such as the election of Trust-ees, that affect all shareholders of the Fund in substantially the same man-ner. Class A, Class B, Class C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares con-vert to Class A shares under certain circumstances. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alli-ance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, is the Principal Underwriter of shares of the Fund.

ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a rea-sonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C. This Prospectus does not consti-tute an offering in any state in which such offering may not lawfully be made.

                       ALLIANCE SUBSCRIPTION APPLICATION

                             AFD Exchange Reserves

--------------------------------------------------------------------------------
                          Information and Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:

    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 6)

If shares are registered in the name of:

 .  an individual, the individual should sign.

 .  joint tenants, both should sign.

 .  a custodian for a minor, the custodian should sign.

 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).

 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:

 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:

   -  Indicate your name exactly as it appears on your social security card.

 .  Trust/Other:

   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: 1-(800) 221-5672.

--------------------------------------------------------------------------------
                            SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                              AFD Exchange Reserves

               (see instructions at the front of the application)
--------------------------------------------------------------------------------
                   1. Your Account Registration (Please Print)
--------------------------------------------------------------------------------
[_] INDIVIDUAL OR JOINT ACCOUNT

    ----------------------------------------------------------------------------
    Owner's Name (First Name)              (MI)    (Last Name)

    -------------------------
    Social Security Number (Required to open account)

    ----------------------------------------------------------------------------
    Joint Owner's Name* (First Name)       (MI)    (Last Name)
    *Joint Tenants with right of survivorship unless otherwise indicated.

[_] GIFT/TRANSFER TO A MINOR

    ----------------------------------------------------------------------------
    Custodian - One Name Only(First Name)  (MI)    (Last Name)

    ----------------------------------------------------------------------------
    Minor's Name  First Name               (MI)    (Last Name)

    -------------------------
    Minor's Social Security Number (Required to open account)

    Under the State of _______ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ----------------------------------------------------------------------------
    Name of Trustee

    ----------------------------------------------------------------------------
    Name of Trust

    ----------------------------------------------------------------------------
    Name of Trust (cont'd)

    ---------------  -----------------------------------------------------------
    Trust Dated      Tax ID or Social Security Number (Required to open account)

[_] OTHER

    ----------------------------------------------------------------------------
    Name of Corporation, Partnership or other Entity

    ---------------
    Tax ID Number

--------------------------------------------------------------------------------
                                   2. Address
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    Street

    ----------------------------------------------------------------------------
    City                               State                   Zip Code

    ----------------------------------------------------------------------------
    If Non-U.S., Specify Country

    ------------------------------------  --------------------------------------
    Daytime Phone                         Evening Phone

    I am a:  [_] U.S. Citizen  [_] Non-Resident  [_] Resident Alien  [_] Other



                              For Alliance Use Only

--------------------------------------------------------------------------------
                              3. Initial Investment
--------------------------------------------------------------------------------

Minimum: $250; Maximum: Class B only - $250,000; Class C only - $1,000,000. Make all checks payable to AFD Exchange Reserves.
I hereby subscribe for shares of AFD Exchange Reserves

[_] Class A       [_]   Class B (Contingent Deferred Sales Charge)
[_] Class C (Asset-based Sales Charge)

to be purchased with the enclosed check or draft for $                   .
                                                      -------------------
AFD Exchange Reserves may be used to meet the needs of an investor who wishes to establish a dollar cost averaging program into other like classes of Alliance Mutual Funds. See "Shareholder Options, Section 5D", below.

Class A shares will not be subject to any initial sales charge at the time of purchase. However, Class A shares exchanged into Class A shares of another Alliance Mutual Fund will be subject to applicable sales charges at the time of the exchange.
                                                --------------------------------
                                                DEALER USE ONLY
                                                Wire Confirm No.:
--------------------------------------------------------------------------------
                             4. Distribution Options
--------------------------------------------------------------------------------

        If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)    [_] Reinvest dividends
                                 [_] Pay dividends in cash
                                 [_] Use Dividend Direction Plan

Capital Gains Distribution: (elect one)    [_] Reinvest capital gains
                                           [_] Pay capital gains in cash
                                           [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

-------------------------------------  -----------------------------------------
Name                                   Existing Account No.

--------------------------------------------------------------------------------
                             5. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP)

   I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month, for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use.

   NOTE: Your bank must be a member of the National Automated Clearing House
         Association.

   The Fund requires signatures of bank account owners exactly as they appear on bank records.

-----------------------   ----------   -----------------------   ----------
Individual Account        Date         Joint Account             Date

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

   Instructions: .  Review the information in the Prospectus about telephone transaction services.

                 . Check the box next to the telephone transaction service(s) you desire.

                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

   Purchases and Redemptions via EFT

   [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

   The Fund requires signatures of bank account owners exactly as they appear on bank records.

---------------------------  --------  --------------------------  ---------
Individual Account Owner     Date      Joint Account Owner         Date

C. SYSTEMATIC WITHDRAWAL PLAN (SWP)

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:

   . $10,000 for monthly payments;
   . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in _______ , 19__, for the amount of
       $_______________($50.00 minimum)      Month


   Frequency:  (Please select one)  [_] Monthly      [_] Bi-Monthly
                                    [_] Quarterly    [_] Annually
                                    [_] In the months circled:
                                     J F M A M J J A S O N D

   Please send payments to: (please select one)
   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________.
        Please enclose a preprinted voided check to ensure accuracy.
   [_]  My address of record designated in Section 2.
   [_]  The payee and address specified below:

   ----------------------------------  -----------------------------------------
   Name of Payee                       Address

   ----------------------------------  -------------------------  --------------
   City                                State                      Zip

D. ALLIANCE DOLLAR COST AVERAGING PROGRAM (ADCAP)

   [_] I authorize Alliance Fund Services, Inc. to transact monthly exchanges from my Fund account, into the Alliance Fund(s) listed below:

          Dollar Amount  Day of Exchange**                  "To" Fund Account#
          ($25 minimum)  (1st thru 31st)    "To" Fund Name  (if existing)

                                                            [_] New
                                                            [_] Existing
          -------------  -----------------  --------------  --------------------
                                                            [_] New
                                                            [_] Existing
          -------------  -----------------  --------------  --------------------
                                                            [_] New
                                                            [_] Existing
          -------------  -----------------  --------------  --------------------
                                                            [_] New
                                                            [_] Existing
          -------------  -----------------  --------------  --------------------

        Exchanges of Class A shares are made at the net asset value next determined plus any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges. When redemption occurs, the CDSC applicable to the original shares is applied.

        Certificates must remain unissued.

     ** If the date selected for the exchange is not a Fund business day the transaction will be processed on the next Fund business day.

--------------------------------------------------------------------------------
         6. Shareholder Authorization  This section MUST be completed
                                                    ----
--------------------------------------------------------------------------------

   Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per
                                                                            ---
check.
-----

   [_] I do not elect the telephone exchange service.
            ---

   [_] I do not elect the telephone redemption by check service.
            ---



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.



-------------------------------------- -----------------------------------------
Signature                              Date

-------------------------------------- ----------------- -----------------------
Signature                              Date              Acceptance Date:



--------------------------------------------------------------------------------
       Dealer/Agent Authorization  For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 6, as well as the legal capacity of the shareholder.

Dealer/Agent Firm                                    Authorized Signature
                  ----------------------------------                      ----------------------------------

Representative First Name                            MI              Last Name
                          --------------------------    ------------           -----------------------------

Branch Office Address

City                                                 State                        Zip Code
     -----------------------------------------------       ----------------------          -----------------

Branch Number                                        Branch Phone (      )
              --------------------------------------                       ---------------------------------

SIGNATURE CARD
CLASS A OR CLASS C ACCOUNT #               AFD EXCHANGE RESERVES
(if known)
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- for joint accounts, all owners, or their legal representatives, must sign this card.

1...............................................................................

2...............................................................................

3...............................................................................
--------------------------------------------------------------------------------
Check One Box

[_]All the above signatures are required on checks written against this account.
[_]Any one signature is acceptable on checks written against this account.
[_]A combination of signatures is required (specify number).

Subject to conditions printed on reverse side.
                                             STATE STREET BANK AND TRUST COMPANY

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to AFD Exchange Reserves ("AFDER") or its transfer agent as requests to redeem shares of AFDER registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and AFDER reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by AFDER upon prior written notice to its shareholders. Shares purchased by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.


50084GEN-AFDSC

AFD PRO 2/97

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------

Expense Information                                                       2
Financial Highlights                                                      3
Description of the Fund                                                   4
Purchase and Sale of Shares                                               6
Management of the Fund                                                   12
Dividends, Distributions and Taxes                                       14
General Information                                                      15


                                    ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105


                                      AFD
--------------------------------------------------------------------------------
                                    Exchange
--------------------------------------------------------------------------------
                                    Reserves
--------------------------------------------------------------------------------


                                   Prospectus

                             February 2, 1998

                                                                Goal: Maximum
                                                                current income
                                                                consistent with
                                                                safety of
                                                                principal and
                                                                liquidity.

                                                [LOGO OF ALLIANCE APPEARS HERE]

                                                          AFD EXCHANGE RESERVES
[LOGO OF ALLIANCE CAPITAL APPEARS HERE]                       Advisor Class
-------------------------------------------------------------------------------

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

-------------------------------------------------------------------------------

AFD Exchange Reserves (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, and is thus referred to as a "money market fund."

Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

This Prospectus offers the Advisor Class shares of the Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund. See "Purchase and Sale of Shares."

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated February 2, 1998 which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------

An investment in the Fund is not (i) insured or guaranteed by the U.S. Govern-ment, (ii) a deposit or obligation of, or guaranteed or endorsed by, any bank, or (iii) federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS/February 2, 1998

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transac-tion costs from investing in Advisor Class shares of the Fund and estimated annual expenses for Advisor Class shares. The "Example" following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            ADVISOR CLASS SHARES
                                                            --------------------
 Maximum sales charge imposed on purchases................          None
 Sales charge imposed on dividend reinvestments...........          None
 Deferred sales charge....................................          None
 Exchange Fee.............................................          None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management fees..........................................           .25%
 12b-1 fees...............................................          None
 Other expenses(a)........................................           .63%
                                                                    ----
 Total fund operating expenses(b).........................           .88%
                                                                    ====

--------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance Capital Management L.P., based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.

EXAMPLE

 Cumulative expenses
 paid for the period of                     Advisor Class
 ----------------------                     -------------
  1 year..................................      $  9
  3 years.................................      $ 28
  5 years.................................      $ 49
 10 years.................................      $108

--------

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in Advisor Class shares of the Fund will bear directly or indirectly. "Other Expenses" are based on esti-mated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% an-nual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representa-tion of future expenses; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

  The following table has been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the fi-nancial statements and notes thereto included in the Statement of Additional Information.

                                                                      ADVISOR
                                                                       CLASS
                                                                   -------------
                                                                    JANUARY 30,
                                                                      1997(A)
                                                                        TO
                                                                   SEPTEMBER 30,
                                                                       1997
                                                                   -------------
Net asset value, beginning of period..............................    $  1.00
                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................      .0254
                                                                      -------
LESS: DIVIDENDS
Dividends from net investment income..............................     (.0254)
                                                                      -------
Net asset value, end of period....................................    $  1.00
                                                                      =======
TOTAL RETURN
Total investment return based on net asset value(b)(c)............       4.71%
                                                                      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........................        $35
Ratio of expenses to average net assets(c)........................        .88%
Ratio of net investment income to average net assets(c)...........       4.15%

--------

(a) Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c) Annualized.

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company known as a "mutual fund." The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denomi-nated money market securities. While the Fund may not change its investment objective or the "other fundamental investment policies" described in a sepa-rate section below without shareholder approval, it may, upon notice to share-holders, but without such approval, change the following investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can, of course, be no assur-ance that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including for-eign branches of U.S. banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity, i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch IBCA, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc, or, if not rat-ed, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and participation inter-ests in loans extended by banks to such companies; and (4) repurchase agree-ments that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such ven-dors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the proceeds from the sale of the collateral were less than the repurchase price.

  The money market securities in which the Fund invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Vari-able rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at anytime, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

  The Fund may invest up to 25% of its total assets in money market instru-ments issued by foreign branches of foreign banks and other foreign entities. To the extent that the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements gener-ally mandated for overseas banking operations, the possible impact of inter-ruptions in the flow of international currency transactions, potential politi-cal and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual ob-ligations and the lack of uniform accounting and financial reporting stan-dards.

  The Fund will not invest more than 10% of its net assets in illiquid securi-ties, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from regis-tration under the Securities Act of 1933, as amended, (the "Securities Act"), other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the ex-emption from registration in Section 4(2) of the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current inten-tion to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Act, as such rule is amended from time to time, including the diversification, quality and maturity limita-tions imposed by the Rule. In accordance with Rule 2a-7, the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objective, Policies and Restrictions."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into re-verse repurchase agreements in aggregate amounts not exceeding 15% of its as-sets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption re-quests, if they should occur; such borrowings may not be used to purchase in-vestments and the Fund will not purchase any investment while any such borrowings exist; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                          PURCHASE AND SALE OF SHARES

  Advisor Class shares of the Fund may be purchased for cash and thereafter exchanged for Advisor Class shares of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Advisor Class shares of the Fund should be purchased for cash only as a temporary investment pending ex-change into Advisor Class shares of another Alliance Mutual Fund and should not be held as a long-term investment.

  Advisor Class shares of the Fund also are available to holders of Advisor Class shares of other Alliance Mutual Funds who wish to exchange their Advisor Class shares for Advisor Class shares of a money market fund. Such an exchange transaction is effected through the redemption of Alliance Mutual Fund Advisor Class shares tendered for exchange and the purchase of Advisor Class shares of the Fund at their respective net asset values as next determined. Exchange purchases into the Fund may be made by telephone or written request.

  Alliance Fund Services, Inc. ("AFS") is not responsible for the authenticity of telephone exchange requests. AFS will employ reasonable procedures in order to verify that telephone requests are genuine, and could be liable if it failed to use those procedures. An exchange is a taxable capital transaction for federal tax purposes. The Fund reserves the right to reject any order to acquire its shares through exchange.

HOW TO BUY SHARES

  The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of the Fund may be pur-chased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely
(i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal un-derwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered in-vestment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. For a more detailed description of the Conversion Feature and Class A shares, see "Conversion Fea-ture." Generally, a fee-based program must charge an asset-based or other sim-ilar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be pur-chased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. See the Subscription Appli-cation and Statement of Additional Information for more information.

  The Fund may refuse any order to purchase Advisor Class shares. In this re-gard, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term consid-erations.

HOW THE FUND VALUES ITS SHARES

  The net asset value of Advisor Class shares is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value per share is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities and dividing by the amount of outstanding shares for such class. In this connection, the Fund uses the amor-tized cost value for determining the value of the Fund's investments. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time).

HOW TO EXCHANGE SHARES

  You may exchange your investment in Advisor Class shares of the Fund for Ad-visor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Tele-phone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value. Please read carefully the prospectus of the mutual fund into which you are exchanging before submit-ting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The ex-change service may be changed, suspended or terminated on 60 days' written no-tice.

HOW TO SELL SHARES

  You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial representa-tive. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer or for shares acquired in exchange for Alliance Mu-tual Fund shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based pro-gram or employee benefit plan, you should contact your financial representa-tive.

SELLING SHARES THROUGH YOUR FINANCIAL REPRESENTATIVE

  Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary doc-umentation to the Fund, and may charge you for this service.

SELLING SHARES DIRECTLY TO THE FUND

  Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a na-tional stock exchange or other eligible guarantor insti-tution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                 800-221-5672

  Alternatively, a request for redemption of shares for which no stock certif-icates have been issued can also be made by telephone to 800-221-5672. Tele-phone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value, and, for redemptions made before March 1, 1998, may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form ob-tained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone re-demptions also may be sent by check to a shareholder's address of record. Ex-cept for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days. See "General" below.

GENERAL

  The sale or exchange of shares is a taxable transaction for federal tax pur-poses. Under unusual circumstances, the Fund may suspend redemptions or post-pone payment for up to seven days or longer, as permitted by federal securi-ties law. The Fund reserves the right to close an account that through redemption has remained be- low $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  Alliance sponsors four other money market funds, Alliance Money Market Fund, Alliance Capital Reserves, Alliance Government Reserves and Alliance Municipal Trust (the "Trusts"). To obtain the prospectus for any of the Trusts, call the "For Literature" telephone number on the cover of this Prospectus.

  During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instruc-tions to AFS. AFS is not responsible for the authenticity of telephone re-quests to purchase, sell or exchange shares. AFS will employ reasonable proce-dures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The tele-phone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

  AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

  Year 2000. Many computer software systems in use today cannot properly proc-ess data-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to proc-ess this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's share-holders. Alliance, the Fund's investment adviser, AFD, the Fund's principal underwriter, and AFS, the Fund's registrar, transfer agent and dividend dis-
bursing agent, have ad     -
vised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Fund's custodian that it is also in the process of re-viewing its systems with the same goal. As of the date of this Prospectus, the Fund and Alliance have no reason to believe that these goals will not be achieved.

GENERAL

  If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in this Prospectus. A transaction, service, ad-ministrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.


  The Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of the Fund have a common investment objective and investment portfolio. Class A shares pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 800-221-5672 or by contacting your financial representative.


--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with prin-cipal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to pro-vide investment advice and, in general, to conduct the management and invest-ment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

  Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment com-panies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alli-ance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was retained as an investment manager of employee benefit plan assets for 28 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of 1% general partnership interest in, Alliance, is an indirect wholly-owned subsid-iary of The Equitable Life Assurance Society of the United States ("Equita-ble"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain in-formation concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

  Under its Advisory Agreement with the Fund, Alliance provides investment ad-visory services and order placement facilities for the Fund and pays all com-pensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide per-sons satisfactory to the Fund's Trustees to serve as the Fund's officers. Un-der the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of
 .25 of 1% of the first $1.25 billion of the Fund's average daily net assets; .24 of 1% of the next $.25 billion of such assets; .23 of 1% of the next $.25 billion of such assets; .22 of 1% of the next $.25 billion of such assets; .21 of 1% of the next $1 billion of such assets, and; .20 of 1% of such average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

DISTRIBUTION SERVICES AGREEMENT

  The Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. As interpreted by courts and administra-tive agencies, the Glass-Steagall Act and other applicable laws and regula-tions limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing services for in-vestment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that change in these laws prevented a bank from providing such services, it is expected that other service ar-rangements would be made and that shareholders would not be adversely affect-ed. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of each class via automatic investment in additional full and frac-tional shares in each shareholder's account. As such additional shares are en-titled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  The Fund intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for federal income taxes on the investment company taxable income and net capital gains distributed to its shareholders. For fed-eral income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary in-come, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to cer-tain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.


--------------------------------------------------------------------------------
                              CONVERSION FEATURE
--------------------------------------------------------------------------------


CONVERSION TO CLASS A SHARES

  Advisor Class shares may be held solely through the fee-based program ac-counts, employee benefit plans and registered investment advisory or other fi-nancial intermediary relationship described above under "Purchase and Sale of Shares--How to Buy Shares," by investment advisory clients of, and by certain persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisory or financial interme-diary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as de-scribed in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum invest-ment requirements to purchase Advisor Class shares will not constitute a Con-version Event. The conversion would occur on the basis of the relative net as-set values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital changes for Class A shares of the Fund. Class A shares are subject to a distribution fee that may not exceed an annual rate of .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of the Fund and annual expenses for Class A shares of the Fund. The "Example" below the table shows the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                                       CLASS A
                                                                       SHARES
                                                                       -------
      Maximum sales charge imposed on purchases (as a percentage
       of offering price)(a).....................................       None
                                                                    (sales charge
                                                                       waived)
      Sales charge imposed on dividend reinvestments.............       None
      Deferred sales charge (as a percentage of original purchase
       price or redemption proceeds, whichever is lower).........       None
      Exchange fee...............................................       None

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
      Management fees............................................        .25%
      12b-1 fees.................................................        .50%
      Other expenses(b)..........................................        .63%
                                                                        ----
      Total fund operating expenses..............................       1.38%
                                                                        ====

EXAMPLE

                        AFTER 1 YEAR AFTER 3 YEARS AFTER 5 YEARS AFTER 10 YEARS
                        ------------ ------------- ------------- --------------
     Class A...........     $14           $44           $76           $166

--------
(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to AFS an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of Class A shares of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The Example should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS. The following table presents per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the table has been audited by McGladrey & Pullen, LLP, the independent accountants for the Fund. A report of McGladrey & Pullen, LLP on the information with respect to the Fund appears in the Fund's Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

                                                    CLASS A
                          -------------------------------------------------------------
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    MARCH 25, 1994(A)
                          SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,          TO
                              1997          1996          1995       SEPTEMBER 30, 1994
                          ------------- ------------- -------------  ------------------
Net asset value, begin-
 ning of period.........      $1.00         $1.00         $1.00             $1.00
                             ------        ------        ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...      .0411         .0416         .0453             .0126
                             ------        ------        ------            ------
LESS: DIVIDENDS
Dividends from net
 investment income......     (.0411)       (.0416)       (.0453)           (.0126)
                             ------        ------        ------            ------
Net asset value, end of
 period.................      $1.00         $1.00         $1.00             $1.00
                             ======        ======        ======            ======
TOTAL RETURN
Total investment return
 based on net asset
 value(b)...............       4.19%         4.24%         4.64%             2.45%(c)
                             ======        ======        ======            ======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of
 period
 (in millions)..........        $41           $41           $41               $18
Ratio of average net as-
 sets to:
 Expenses, net of waiv-
  ers...................       1.38%         1.29%         1.21%             1.82%(c)
 Expenses, before waiv-
  ers...................       1.38%         1.29%         1.29%             1.82%(c)
 Net investment income..       4.10%         4.15%         4.63%(d)          2.62%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

  AFD Exchange Reserves is a Massachusetts business trust that was organized on January 14, 1994. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

  A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then cur-rent net asset value of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

  Shares are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series on matters, such as the election of Trustees, that affect all shareholders of the Fund in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquida-tion and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribu-tion expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under appli-cable law. Shares are freely transferable, are entitled to dividends as deter-mined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the organi-zation of the Fund are discussed in the Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alli-ance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PRINCIPAL UNDERWRITER

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, is the Principal Underwriter of shares of the Fund.

ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a rea-sonable charge from the Commission or may be examined, with- out charge, at the offices of the Commission in Washington, D.C. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                        ALLIANCE SUBSCRIPTION APPLICATION

                              AFD Exchange Reserves

                                  Advisor Class

--------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:

  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 6)

If shares are registered in the name of:

 .  an individual, the individual should sign.

 .  joint tenants, both should sign.

 .  a custodian for a minor, the custodian should sign.

 . a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).

 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:

 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   - Indicate your name exactly as it appears on your social security card.

 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date.


If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                            SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                              AFD Exchange Reserves

               (see instructions at the front of the application)

--------------------------------------------------------------------------------
            1. Your Account Registration (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

    ----------------------------------------------------------------------------
     Owner's Name   (First Name)                 (MI)              (Last Name)

    ------------------------
     Social Security Number (Required to open account)

    ----------------------------------------------------------------------------
     Joint Owner's Name*   (First Name )         (MI)              (Last Name)
     *Joint Tenants with right of survivorship unless otherwise indicated.

[_] GIFT/TRANSFER TO A MINOR

    ----------------------------------------------------------------------------
     Custodian - One Name Only  (First Name)   (MI)          (Last Name)

    ----------------------------------------------------------------------------
     Minor's Name  First Name                  (MI)          (Last Name)

                                Under the State of
    --------------------------                     ----------------------
   Minor's Social Security Number                   (Minor's Residence)
    Required to open account)              Uniform Gifts/Transfer to Minor's Act


[_] TRUST ACCOUNT

    ----------------------------------------------------------------------------
     Name of Trustee

    ----------------------------------------------------------------------------
     Name of Trust

    ----------------------------------------------------------------------------
     Name of Trust (cont'd)

    -----------------------           ------------------------------------------
     Trust Dated                            Tax ID or Social Security Number
                                                (Required to open account)
[_] OTHER

    ----------------------------------------------------------------------------
     Name of Corporation, Partnership, Investment only retirement plan, or other Entity

    -----------------------     ------------------------------------------------
     Tax ID Number                      Trustee Name (Retirement Plans only)

--------------------------------------------------------------------------------
                                   2. Address
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     Street

    ----------------------------------------------------------------------------
     City                              State                   Zip Code

    ----------------------------------------------------------------------------
     If Non-U.S., Specify Country

    ----------------------------------------------------------------------------
     Daytime Phone                                      Evening Phone

     I am a:  [_] U.S. Citizen  [_] Non-Resident [_] Resident Alien  [_] Other

                              For Alliance Use Only

--------------------------------------------------------------------------------
                              3. Initial Investment
--------------------------------------------------------------------------------

Minimum: $250. Make all checks payable to AFD Exchange Reserves.
I hereby subscribe for Advisor Class shares of AFD Exchange Reserves to be purchased with the enclosed check or draft for $______________.

AFD Exchange Reserves may be used to meet the needs of an investor who wishes to establish a dollar cost averaging program into other Alliance Mutual Funds that offer Advisor Class shares. See "Shareholder Options, Section 5D", below.
                                           -------------------------------------
                                           DEALER USE ONLY
                                           Wire Confirm No.:
                                           -------------------------------------
--------------------------------------------------------------------------------
                             4. Distribution Options
--------------------------------------------------------------------------------

If no box is checked, all distributions will be reinvested in additional shares of the Fund


Income Dividends: (elect one)

[_] Reinvest dividends
[_] Pay dividends in cash
[_] Use Dividend Direction Plan


Capital Gains Distribution: (elect one)

[_] Reinvest capital gains
[_] Pay capital gains in cash
[_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.


If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:


------------------------------------  ------------------------------------------
Name                                  Existing Account No.


--------------------------------------------------------------------------------
                             5. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP)

   I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month, for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use.

NOTE: Your bank must be a member of the National Automated Clearing House Association.

   The Fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------- ------------------ --------------------- ------------
Individual Account         Date               Joint Account         Date

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.


   Instructions:   . Review the information in the Prospectus about telephone transaction services.
                   . Check the box next to the telephone transaction service(s)
                     you desire.
                   . If you select the telephone purchase or redemption
                     privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

   Purchases and Redemptions via EFT


   [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


   The Fund requires signatures of bank account owners exactly as they appear on bank records.


-------------------------- ------------- -------------------------- ------------
Individual Account Owner   Date          Joint Account Owner        Date

C. SYSTEMATIC WITHDRAWAL PLAN (SWP)

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments;   . $5,000 for bi-monthly payments;
 . $4,000 for quarterly or less frequent payments

[_] I authorize this service to begin in __________________, 19____,
                                              Month
    for the amount of $_______________($50.00 minimum)

Frequency:  (Please select one)  [_] Monthly  [_] Bi-Monthly  [_] Quarterly
            [_] Annually  [_] In the months circled: J F M A M J J A S O N D

Please send payments to: (please select one)
   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
   [_] My address of record designated in Section 2.
   [_] The payee and address specified below:


------------------------------------------------ -------------------------------
   Name of Payee                                 Address


------------------------------------------------ --------------------- ---------
   City                                          State                 Zip

D. ALLIANCE DOLLAR COST AVERAGING PROGRAM (ADCAP)

   [_] I authorize Alliance Fund Services, Inc. to transact monthly exchanges from my Fund account into Advisor Class shares of the Alliance Fund(s) listed below:

            Dollar Amount   Day of Exchange**                          "To" Fund Account #
            ($25 minimum)   (1st thru 31st)   "To" Fund Name           (if existing)
                                                                       [_]      New
                                                                       [_]      Existing
            -------------   ---------------    -------------           --------------------------------
                                                                       [_]      New
                                                                       [_]      Existing
            -------------   ---------------    -------------           --------------------------------
                                                                       [_]      New
                                                                       [_]      Existing
            -------------   ---------------    -------------           --------------------------------
                                                                       [_]      New
                                                                       [_]      Existing
            -------------   ---------------    -------------           --------------------------------

      Exchanges of Advisor Class shares are made at the net asset value next determined.
      Certificates must remain unissued.
   ** If the date selected for the exchange is not a Fund business day the transaction will be processed on the next Fund business day.

--------------------------------------------------------------------------------
          6. Shareholder Authorization This section MUST be completed
                                                    ----
--------------------------------------------------------------------------------

   Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check.

   [_]   I do not elect the telephone exchange service.
              ---
   [_]   I do not elect the telephone redemption by check service.
              ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-------------------------------- ----------------------------------------------
Signature                        Date


-------------------------------- -------------------------- -------------------
Signature                        Date                       Acceptance Date:



--------------------------------------------------------------------------------
         Dealer/Agent Authorization For selected Dealers or Agents ONLY
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 6, as well as the legal capacity of the shareholder.

Dealer/Agent Firm                      Authorized Signature
                  ---------------------                    ---------------------

Representative First Name              MI        Last Name
                         --------------  --------         ----------------------

SIGNATURE CARD
ADVISOR CLASS ACCOUNT #                    AFD EXCHANGE RESERVES
(if known)
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- for joint accounts, all owners, or their legal representatives, must sign this card.


1...............................................................................

2...............................................................................

3...............................................................................
--------------------------------------------------------------------------------
Check One Box [_] All the above signatures are required on checks written against this account.
              [_] Any one signature is acceptable on checks written against this account.
              [_] A combination of signatures is required (specify number).

Subject to conditions printed on reverse side.

                                             STATE STREET BANK AND TRUST COMPANY

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to AFD Exchange Reserves ("AFDER") or its transfer agent as requests to redeem shares of AFDER registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and AFDER reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by AFDER upon prior written notice to its shareholders. Shares purchased by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

60084GEN-AFDSC

AFD PRO 2/98

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------

Expense Information                   2
Financial Highlights                  3
Description of the Fund               4
Purchase and Sale of Shares           6
Management of the Fund                9
Dividends, Distributions and Taxes   10
Conversion Feature                   10
General Information                  13


                                    ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                                      AFD
--------------------------------------------------------------------------------
                                    Exchange
--------------------------------------------------------------------------------
                                    Reserves
--------------------------------------------------------------------------------

                                   Prospectus
                                (Advisor Class)

                             February 2, 1998

Goal: Maximum
current income
consistent with
safety of
principal and
liquidity.

[LOGO OF ALLIANCE APPEARS HERE]

[LOGO]                                 AFD EXCHANGE RESERVES
_________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 2, 1998
________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus that offers Class A, Class B and Class C shares of the Fund and the current Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
MANAGEMENT OF THE FUND
EXPENSES OF THE FUND
PURCHASE OF SHARES
REDEMPTION AND REPURCHASE OF SHARES
SHAREHOLDER SERVICES
DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
TAXES
BROKERAGE AND PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR'S REPORT         F-1
APPENDIX                                                  A-1

________
This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
________________________________________________________________

    AFD Exchange Reserves (the "Fund") is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's investment portfolio will not exceed 90 days. Accordingly, the Fund may make the following investments diversified by maturities and issuers:

    1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

    2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    3. Commercial paper, including variable amount master demand notes, of high quality (i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch IBCA, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies). For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below.

    4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees of the Trust for evaluating and monitoring such vendors' creditworthiness. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.

    The Fund also invests in variable amount master demand notes (which may have demand features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

    Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such
securities to not more than 5% of its net assets.    a

    Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the
Trustees: The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund and (b) repurchase agreements not terminable within seven days. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

    The Fund may purchase restricted securities that are determined by Alliance to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). For example, the Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

    In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission ("Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

    In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Commission adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

    The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to Alliance, pursuant to guidelines approved by the Trustees.

    Alliance takes into account a number of factors in determining whether a restricted security eligible for resale under Rule 144A of the Securities Act being considered for purchase is liquid, including at least the following:

      (i) the frequency of trades and quotations for the security;

     (ii) the number of dealers making quotations to purchase or sell the security;

    (iii) the number of other potential purchasers of the security;

     (iv) the number of dealers undertaking to make a market in the security;

      (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
              and

     (vi) any applicable Commission interpretation or position with respect to such types of securities.

    To make the determination that an issue of Section 4(2) paper is liquid, Alliance must conclude that the following conditions have been met:

      (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

     (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROS"), or if only NRSRO rates the security, by that NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

    Alliance must also consider the trading market for the specific security, taking into account all relevant factors.

    Following the purchase of a restricted security by the Fund, Alliance monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    Subject to its policy of not investing 25% or more of its total assets in instruments issued by foreign branches of foreign banks and other foreign entities, the Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved.

    Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

    The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

    Currently, pursuant to Rule 2a-7, the Fund may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by Alliance to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if Alliance determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

    Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies or instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities and (B) five percent of its total assets in second tier securities.

   Certain Fundamental Investment Policies

    The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

    As a matter of fundamental policy, the Fund may not:

    The Fund:

    (i) May not invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks);

    (ii) May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

    (iii) May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

    (iv) May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

    (v) May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

    (vi) May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;
or

    (vii) May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of Alliance who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

    As a matter of operating policy, fundamental investment restriction number 2 would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

    In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of the value of its total assets at the time of purchase in the commercial paper, including variable amount master demand notes, of any one issuer, and (ii) will not pledge, hypothecate or in any manner transfer, as security for indebtedness, securities owned by the Fund if such pledge, hypothecation, or transfer would then result in more than 10% of the Fund's net assets being so encumbered.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Trustees and Officers

    The Trustees and principal officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance.

Trustees

    JOHN D. CARIFA,1 52, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
("ACMC"),2 with which he has been associated since prior to 1993.

    RUTH BLOCK, 67, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of the Equitable Life Assurance Society of the United
States since prior to 1993.   Her address is P.O. Box 4653,
Stamford, Connecticut  06903.

    DAVID H. DIEVLER, 68, was formerly a Senior Vice President of
ACMC, with which he had been associated since prior to 1993. He is currently an independent consultant. His address is P.O. Box
167, Spring Lake, New Jersey  07762.

    JOHN H. DOBKIN, 55, has been President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. From 1987 to 1992 he was a Director of ACMC. His address is 105 West 55th Street, New York, New York 10019.
_________________________

1An "interested person" of the Fund as defined in the Act. 2For purposes of this Statement of Additional Information,
 ACMC refers to Alliance Capital Management Corporation, the sole general partner of Alliance, and to the predecessor general partner of Alliance of the same name.

    WILLIAM H. FOULK, JR., 65, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

    DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1993. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

    CLIFFORD L. MICHEL, 58, is a Partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is also President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) and since 1996, he is Director, Vice Chairman and Treasurer of Atlantic Health Systems Inc. and Atlantic Hospital. His address is 80 Pine Street, New York, New York 10005.

    DONALD J. ROBINSON, 63, was formerly a Senior Partner of the law firm of Orrick, Herrington & Sutcliffe and is currently
Senior Counsel to that firm.  His address is 666 Fifth Avenue,
19th Floor, New York, New York 10103.

Officers

    JOHN D. CARIFA, Chairman and President, see Biography above.

    KATHLEEN A. CORBET, Senior Vice President, 37, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1993. Prior thereto, she headed
Equitable Capital Management Corporation's  Fixed Income
Management Department since prior to 1993.

    WAYNE D. LYSKI, Senior Vice President, 56, is an Executive
Vice President of ACMC, with which he has been associated since prior to 1993.

    JOHN F. CHIODI, Jr., Vice President, 31, is a Vice President of ACMC, with which he has been associated since prior to 1993.


    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 47, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and a Vice President of Alliance Fund Distributors, Inc.
("AFD"), with which he has been associated since prior to 1993.

    EDMUND P. BERGAN, Jr., Secretary, 47, is a Senior Vice
President and General Counsel of AFD and Vice President and
Associate General Counsel of ACMC, with which he has been associated since prior to 1993.

    EMILIE D. WRAPP, Assistant Secretary, 42, is a Vice President and Special Counsel of AFD, with which she has been associated since prior to 1993.

    VINCENT S. NOTO - Controller, 33, is an Assistant Vice
President of AFS, with which he has been associated since prior to 1993.

    The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1997, and the aggregate compensation paid to each of the Trustees during calendar year 1997 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), are set forth below. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                 Total Number
                                                 of Investment Total Number
                                                 Companies in of Investment
                                                 the Alliance Portfolios
                                   Total         Complex,     within the
                                   Compensation  Including    Funds, Including
                                   From the      the Fund, as the Fund, as
                      Aggregate    Alliance Fund to which the to which the
                      Compensation Complex,      Trustee is   Trustee is a
Name of               from the     Including the a Director   Director or
Trustee of the Fund   Fund         Fund          or Trustee   Trustee
________________      ____________ _____________ ____________ ______________

John D. Carifa        $0           $0            54           118
Ruth Block            $3,497       $163,997      40           80
David H. Dievler      $3,001       $188,526      47           83
John H. Dobkin        $3,030       $127,775      44           80
William H. Foulk, Jr. $3,044       $174,996      48           113
Dr. James M. Hester   $2,984       $156,499      40           76
Clifford L. Michel    $2,753       $194,499      41           92
Donald J. Robinson    $2,971       $235,500      41           94
Robert C. White       $  731       $ 88,500





    As of January 12, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

    The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217.3 billion (of which approximately $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1997, 28 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices of Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 56 registered investment companies comprising 118 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

    AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

    Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

    Under the Advisory Agreement, Alliance provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, .21 of 1% of the next

$1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. As to the obtaining of clerical and accounting services not required to be provided to the Fund by Alliance under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. For the fiscal year ended September 30, 1997, Alliance received from the Fund advisory fees of $338,864. For the fiscal year ended September 30, 1996, Alliance received from the Fund advisory fees of $297,876.

    The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by Alliance on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

    The Advisory Agreement became effective on March 23, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act of any such party, at a meeting called for that purpose and held on January 18, 1994, and by the Fund's initial shareholder on March 14, 1994.

    The Advisory Agreement will remain in effect until September 30, 1998 and thereafter for successive twelve-month periods (computed from each October 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act.

    Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by

Alliance to the accounts involved, including the Fund. When two or more of the clients of Alliance (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc. the Fund's principal underwriter(the "Principal Underwriter") to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Trustees of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Trustees who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Trustees then in office. The Agreement was initially approved by the Trustees of the Fund at a meeting held on January 18, 1994, and by the Fund's initial shareholder on March 14, 1994.

    In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Trustees will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    During the Fund's fiscal year ended September 30, 1997, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class A shares, in amounts aggregating $199,655, which constituted .50 of

1% of the average daily net assets attributable to Class A during such fiscal year, and the Adviser made payments from its own resources aggregating $402,234. Of the $601,889 paid by the Fund and the Adviser under the Agreement, $35,372 was spent on advertising, $6,647 on the printing and mailing of prospectuses for persons other than current shareholders, $170,360 for compensation to broker-dealers, $286,458 for compensation to sales personnel and $103,052 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

    During the Fund's fiscal year ended September 30, 1997, the Fund paid distribution services fees for expenditures under the Agreement to The Principal Underwriter with respect to Class B shares, in amounts aggregating $749,018, which constituted 1% of the average daily net assets attributable to Class B during such fiscal year, and the Adviser made payments from its own resources aggregating $1,110,296. Of the $1,859,314 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $56,514 was spent on advertising, $9,141 on the printing and mailing of prospectuses for persons other than current shareholders, $1,386,170 for compensation to broker-dealers, $189,869 for compensation paid to sales personnel, $92,693 for interest on Class B shares financing and $124,927 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

    During the Fund's fiscal year ended September 30, 1997, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class C shares, in amounts aggregating $155,080, which constituted .75 of 1% of the average daily net assets attributable to Class C during such fiscal year, and the Adviser made payments from its own resources aggregating $257,779. Of the $412,859 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $17,225 was spent on advertising, $3,119 on the printing and mailing of prospectuses for persons other than current shareholders, $179,247 for compensation to broker-dealers, $146,438 for compensation to sales personnel, $24,649 for interest on Class C shares financing and $42,181 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

    The Agreement became effective on March 23, 1994 with respect to the Class A shares, Class B shares and Class C shares and June 4, 1996 with respect to the Advisor Class shares. The Agreement will continue in effect until September 30, 1998 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that of the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alliance, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended September 30, 1997, the Fund paid AFS $160,742 pursuant the Transfer Agency Agreement.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares."

General

    Shares of the Fund are offered on a continuous basis at a price equal to their net asset value. Shares of the Fund are available to holders of shares of other Alliance Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

    A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

    If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase or sale of Advisor Class shares made through such financial representative.

    The Fund's four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A and Class B shares bear the expense of their respective contingent deferred sales charges, (ii) Class B and Class C shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions By Exchange

    An exchange is effected through the redemption of the Alliance Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at net asset value. The Alliance Mutual Fund the shares of which are being exchanged must receive (i) proper instructions and any necessary supporting documents as described in such Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonable assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is any day the New York Stock Exchange (the "Exchange") is open for trading. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash

    Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

    Shares of the Fund are offered on a continuous basis at a price equal to their net asset value ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor class shares without any initial, contingent deferred, or asset-based sales charge, in each case described below. Shares of the Fund that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

    Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by investment management clients of Alliance or its affiliates, (iv) by officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by

Alliance; present or retired full-time employees of Alliance, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (v) by Alliance, the Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AFS and their affiliates, (vi) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (vii) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services;
(vii) by persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; (ix) by employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and (x) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc.

    The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriters. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain Omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

    The per share net asset value of the Fund's shares is computed in accordance with the Fund's Agreement and Declaration of Trust as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends- -Determination of Net Asset Value."

    The Fund may refuse any order for the acquisition of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. In addition, the Fund reserves the right, on 60 days' written notice to its shareholders to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. As a convenience to the Subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for any inconvenience of lost or stolen stock certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, namely, the telephone, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

    Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

    In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of the

Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

    The Trustees of the Fund have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C shares3

    The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another Alliance Mutual Fund and other circumstances. The Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. In addition, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another Alliance Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B
_________________________

3Advisor Class shares are sold only to investors described above in this section under "-- Purchase for Cash."

shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a contingent deferred sales charge for a four-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

    The public offering price of Class A shares is their net asset value. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another Alliance Mutual Fund, the sales charge applicable to the other Alliance Mutual Fund will be assessed at the time of the exchange.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Class A shares that were received in exchange of Class A shares of another Alliance Mutual Fund that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more and that are redeemed within one year of the original purchase will be subject to a 1% contingent deferred sales charge. No charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal

Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions on Class A shares of other Alliance Mutual Funds by combining purchases of shares of the Fund and shares of other Alliance Mutual Funds into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of Alliance Mutual Funds or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.

Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another Alliance Mutual Fund may qualify for a Cumulative Quantity Discount from any applicable sales charge. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of the Fund or another Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of another alliance Mutual Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the rate applicable to a single $300,000 purchase of shares of that Alliance Mutual Fund, rather than the rate applicable to a $100,000 purchase.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors of the Fund may also obtain reduced sales charges by means of a written Statement of Intention, which expresses the investor's intention to invest, including through exchange of their Class A shares of the Fund, not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of another Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of any Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of an Alliance Mutual Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of that Alliance Mutual Fund or any other Alliance Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e., the initial sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Alliance Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of that Alliance Mutual Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of that Alliance Mutual Fund should complete the appropriate portion of the Subscription Application found in the Prospectus of that Alliance Mutual Fund. Current Class A shareholders of that Alliance Mutual Fund desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of that Alliance Mutual Fund's Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of any Alliance Mutual Fund, including through the exchanges of their Class A shares of the Fund, at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase of that Alliance Mutual Fund's shares. The sales charge applicable to such initial purchase of shares of that Alliance Mutual Fund will be that normally applicable, under the schedule of the sales charges set forth in the Statement of Additional Information of that Alliance Mutual Fund, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the

13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Class B Shares

    Investors may purchase Class B shares for cash at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investors purchase payment.

    Proceeds from the contingent deferred sales charge on the Class B shares purchased for cash are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

    Class B shares of the Fund are also offered to holders of Class B shares of other Alliance Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

    Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of their cash purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since         Contingent Deferred Sales Charge as a
Cash Purchase      % of Dollar Amount Subject to Charge

First                             4.0%
Second                            3.0%
Third                             2.0%
Fourth                            1.0%
Fifth and thereafter              None

    In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions, and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the net asset value at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a Systematic Withdrawal Plan (see "Shareholder Services--Systematic Withdrawal Plan").

    Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares of the Fund in accordance with the conversion schedule applicable to the original Alliance Mutual Fund Class B shares purchased, or in the case of Class B shares of the Fund purchased for cash, on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs, and will no longer be subject to a higher distribution services fee following conversion. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purposes of the conversion feature are (i) to provide a mechanism whereby the time period for the automatic conversion of Class B shares to Class A shares will continue to elapse in the event the Class B shares originally purchased for cash are subsequently exchanged for Class B shares of the Fund or Class B shares of another Alliance Mutual Fund and (ii) to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the original sale of such shares. See "Shareholder Services--Exchange Privilege."

    For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the subaccount) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

    Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

    In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

    Class C shares of the Fund are also offered to holders of Class C shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

Conversion of Advisor Class Shares to Class A Shares

    Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Purchase for Cash," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Purchase for Cash" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

    The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares- -How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

    Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their net asset value, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

    Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund.

    The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short- term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made before 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for omnibus accounts). Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the shareholder or options form.

    Telephone Redemption - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held on nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor Alliance, AFD or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

    The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

    The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares- -Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

    Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder.

Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and
(iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

    Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

    None of the Alliance Funds, Alliance, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance funds being acquired may be legally sold. Each Alliance fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

               Alliance Fund Services, Inc.
               Retirement Plans
               P.O. Box 1520
               Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

    If the aggregate net asset value of shares of Alliance funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures. For additional information please contact Alliance Fund Services, Inc.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a
Class A, Class B, Class C or Advisor Class account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

    Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals maybe undesirable because of the imposition of sales charges. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

    CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

    With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

    Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, McGladrey & Pullen LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting

    A New Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

    When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
________________________________________________________________

    All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (Eastern time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

    Dividends paid by the Fund, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

    The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares is determined each business day as of the close of regular trading in the Exchange currently 4:00 p.m. (Eastern time). The net asset value per share of each class is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to Alliance, are accrued daily.

________________________________________________________________

                              TAXES
________________________________________________________________

    The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

    For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

    Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal year ended September 30, 1996 and for the fiscal year ended September 30, 1997, the Fund incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

    The Fund has an unlimited number of authorized Class A, Class B, Class C and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

    As of the close of business on January 12, 1998, there were 180,869,863 shares of beneficial interest of the Fund outstanding. Of this amount, 66,498,010 shares were Class A shares, 79,701,025 shares were Class B shares,33,341,067 shares were Class C shares and 1,329,761 were Adviser Class shares. Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at January 12, 1998:

                             No. of
Name and Address             % of           % of
                             Shares         Class

Class A Shares

Unibank Sa Luxembourg        4,276,187      6.43%
c/o Unibank A/S New York
13-15 West 54th Street
New York, NY  10019-5404

Independent Trust Corp.      15,531,940     23.36%
c/f Funds 84
15255 S 94th Ave Ste 300
Orland Park, IL  604-3817

Independent Trust Corp.      4,364,945      6.56%
FBO AMIC
15255 S 94th Ave Ste 300
Orland Park, IL  604-3817

Class C Shares

Advest Inc.                  2,076,252      6.23%
436-05835-14
90 State House Square
Hartford, CT  06103-370

Peconic Capital Fund LP      4,045,531      12.13%
515 Madison Avenue
New York, NY  10022-5403

Adviser Class Shares

Robert Pigozzi &             106,037        7.97%
Cecilia Pigozi JTWROS
10 Mooring Point
Annapolis, MD  21403-3475

Publix Super Markets PSP     1,038,477      78.09%
Hoyt R Barnett TTEE
1936 George Jenkins Blvd
P.O. Box 407
Lakeland, FL  33802-0407

Shareholder Liability

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of Alliance, such risk is not material.

Custodian

    State Street Bank and Trust Company, 225 Franklin Street,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. AFD is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and AFD, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act, as amended.

Independent Auditors

    An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen LLP, 555 Fifth Avenue, New
York, New York, independent auditors for the Fund.

Counsel

    Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Yield Quotations

    Advertisements containing yield quotations which are computed separately for Class A, Class B, Class C and Advisor Class shares may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period,
(ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. Effective annual yield represents a compounding of the annualized yield according to the following formula:

     effective yield = ((base period return + 1)365/7) - 1.

    Dividends for the seven days ended September 30, 1997 for Class A amounted to an annualized yield of 4.03% equivalent to an effective yield of 4.11%, for Class B an annualized yield of 3.57% equivalent to an effective yield of 3.63% and for Class C an annualized yield of 3.80% equivalent to an effective yield of 3.87%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at (212) 785-9106.

Additional Information.

    Any shareholder inquiries may be directed to the shareholder's broker or AFS at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

________________________________________________________________

      FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR'S REPORT
________________________________________________________________

AFD EXCHANGE RESERVES


ANNUAL REPORT
SEPTEMBER 30, 1997



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
 (000)     SECURITY                                    YIELD        VALUE
-------------------------------------------------------------------------------
           COMMERCIAL PAPER-79.0%
           AGA Capital Corp.
$  2,975   10/09/97 (a)                                 5.57%   $  2,971,318
           Allianz of America Finance Corp.
   6,000   11/12/97 (a)                                 5.53       5,961,290
           BAA Plc
   3,000   10/06/97                                     5.52       2,997,700
           Banca CRT Financial Corp.
   4,400   10/08/97                                     5.58       4,395,226
           Banque Nationale de Paris
   6,600   11/21/97                                     5.55       6,548,107
           BAT Capital Corp.
   3,000   10/14/97 (a)                                 5.53       2,994,009
   3,000   10/24/97 (a)                                 5.55       2,989,362
           Bayerische Vereinsbank
   3,900   10/07/97                                     5.51       3,896,418
           Bil North America, Inc.
   6,000   10/20/97                                     5.52       5,982,520
           Chiao Tung Bank Co., Ltd.
   4,000   10/28/97                                     5.67       3,982,990
           Cregem North America, Inc.
   3,000   2/23/98                                      5.56       2,932,817
           Eksportfinans
   2,550   10/29/97                                     5.55       2,538,993
   2,825   12/08/97                                     5.55       2,795,385
           General Electric Capital Corp.
   5,000   12/31/97                                     5.50       4,930,486
           Glencore Finance, Ltd.
   6,000   2/04/98                                      5.58       5,882,820
           IMI Funding Corp.  (USA)
   3,146   2/17/98                                      5.55       3,078,584
   3,000   2/19/98                                      5.57       2,934,553
           International Lease Finance Corp.
   6,000   11/21/97                                     5.55       5,952,825
           International Nederland Bank
   3,000   10/02/97                                     5.53       2,999,539
   3,000   11/26/97                                     5.53       2,974,193
           Merrill Lynch & Co., Inc.
   2,700   10/16/97                                     5.53       2,693,779
   4,000   10/31/97                                     5.53       3,981,567
           Morgan Stanley Group, Inc.
   3,000   10/22/97                                     5.51       2,990,357
           ROSE Funding
   3,000   11/03/97 (a)                                 5.57       2,984,683
           Svenska Handelsbanken
   6,000   11/25/97                                     5.53       5,949,308
           Swedish Export Credit Corp.
   6,000   11/25/97                                     5.52       5,949,400
           UNI Funding, Inc.
   6,000   11/10/97                                     5.53       5,963,133

           Total Commercial Paper
           (amortized cost $110,251,362)                         110,251,362

           CERTIFICATES OF DEPOSIT-7.9%
           Norinchukin Bank
   5,000   5.70%, 10/27/97                              5.66       4,999,941
           Sanwa Bank
   6,000   5.65%, 10/23/97                              5.63       6,000,034

           Total Certificates of Deposit
           (amortized cost $10,999,975)                           10,999,975

           U.S. GOVERNMENT AND AGENCY OBLIGATION-3.7%
           Federal National Mortgage Association
   5,200   10/30/97
           (amortized cost $5,176,500)                  5.61       5,176,500

           TOTAL INVESTMENTS-90.6%
           (amortized cost $126,427,837)                         126,427,837
           Other assets less liabilities-9.4%                     13,179,038

           NET ASSETS-100%
           (offering and redemption price of $1.00
           per share; 41,167,958 Class A shares;
           74,456,561 Class B shares;
           23,949,949 Class C shares and 34,904
           Advisor Class shares outstanding)                    $139,606,875


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, these securities amounted to $17,900,662, representing 12.8% of net assets.

     See notes to financial statements.


2



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $126,427,837)        $ 126,427,837
  Cash                                                                 628,919
  Receivable for capital stock sold                                 15,147,402
  Interest receivable                                                   62,158
  Other assets                                                          46,139
  Total assets                                                     142,312,455

LIABILITIES
  Payable for capital stock redeemed                                 2,414,587
  Advisory fee payable                                                  28,760
  Distribution fee payable                                                 751
  Accrued expenses                                                     261,482
  Total liabilities                                                  2,705,580

NET ASSETS                                                       $ 139,606,875

COMPOSITION OF NET ASSETS
  Paid-in-capital                                                $ 139,609,372
  Accumulated net realized loss on investment transactions              (2,497)
                                                                 $ 139,606,875

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and offering price per share ($41,167,119/
    41,167,958 shares of beneficial interest issued
    and outstanding)                                                     $1.00

  CLASS B SHARES
  Net asset value and offering price per share ($74,455,256/
    74,456,561 shares of beneficial interest issued
    and outstanding)                                                     $1.00

  CLASS C SHARES
  Net asset value and offering price per share ($23,949,596/
    23,949,949 shares of beneficial interest issued
    and outstanding)                                                     $1.00

  ADVISOR CLASS
  Net asset value and offering price per share ($34,904/
    34,904 shares of beneficial interest issued and
    outstanding)                                                         $1.00


See notes to financial statements.


3



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997                             AFD EXCHANGE RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 7,444,584

EXPENSES
  Advisory fee                                     $   338,864
  Distribution fee - Class A                           199,655
  Distribution fee - Class B                           749,018
  Distribution fee - Class C                           155,080
  Transfer agency                                      211,226
  Registration fees                                    208,108
  Custodian                                            102,235
  Audit and legal                                      101,008
  Administrative                                        96,000
  Printing                                              66,168
  Amortization of organization expenses                 31,408
  Trustees' fees                                        24,710
  Miscellaneous                                          8,354
  Total expenses                                                     2,291,834
  Net investment income                                              5,152,750

REALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                            (311)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 5,152,439



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                  SEPT. 30,1997   SEPT. 30,1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                           $  5,152,750    $  4,590,571
  Net realized gain (loss) on investment
    transactions                                          (311)            105
  Net increase in net assets from operations         5,152,439       4,590,676

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (1,638,799)     (1,654,846)
    Class B                                         (2,707,243)     (2,424,825)
    Class C                                           (806,371)       (510,900)
    Advisor Class                                         (337)             -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                      19,187,747       3,761,761
  Total increase                                    19,187,436       3,761,866

NET ASSETS
  Beginning of year                                120,419,439     116,657,573
  End of year                                     $139,606,875    $120,419,439


See notes to financial statements.


4



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund's investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers Class A, Class B, Class C and Advisor Class shares. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year will be charged. Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for Alliance Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the Alliance Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged for Class B shares of other Alliance Mutual Funds. Class B shares also are offered in exchange for Class B shares of other Alliance Mutual Funds without any initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another Alliance Mutual Fund. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other Alliance Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another Alliance Mutual Fund without any initial sales charge or contingent CDSC and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs and to certain retirement plan accounts.

The following is a summary of significant accounting policies followed by the Fund.

1. VALUATION OF SECURITIES
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses have been deferred and are being amortized on a straight-line basis through March, 1999.

3. TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near calendar year end.


5



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 AFD EXCHANGE RESERVES
_______________________________________________________________________________

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25 of 1% on the first $1.25 billion of average daily net assets; .24 of 1% on the next $.25 billion; .23 of 1% on the next $.25 billion;
 .22 of 1% on the next $.25 billion; .21 of 1% on the next $1 billion; and .20 of 1% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1997, the Fund incurred costs of $96,000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services. Such compensation amounted to $160,742 for the year ended September 30, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75 of 1% of the average daily net assets attributable to Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At September 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 1997, the Fund had a capital loss carryforward of $2,497, of which $2,186 expires in 2003 and $311 expires in the year 2004.


6



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At September 30, 1997, capital paid-in aggregated $41,167,958 for Class A, $74,456,561 for Class B, $23,949,949 for Class C and $34,904 for Advisor Class. Transactions, all at $1.00 per share, were as follows:

                                                           CLASS A
                                                -----------------------------
                                                  YEAR ENDED      YEAR ENDED
                                                   SEPT. 30,       SEPT. 30,
                                                     1997            1996
                                                -------------   -------------
Shares sold                                      396,646,176     382,975,223
Shares issued on reinvestments of dividends        1,638,799       1,654,846
Shares converted from Class B                      2,779,625       1,090,820
Shares redeemed                                 (402,092,046)   (384,645,564)
Net increase (decrease)                           (1,027,446)      1,075,325


                                                           CLASS B
                                                -----------------------------
                                                 YEAR ENDED      YEAR ENDED
                                                  SEPT. 30,       SEPT. 30,
                                                    1997            1996
                                                -------------   -------------
Shares sold                                      248,115,983     166,636,823
Shares issued on reinvestments of dividends        2,707,243       2,424,825
Shares converted to Class A                       (2,779,625)     (1,090,820)
Shares redeemed                                 (238,596,718)   (168,231,937)
Net increase (decrease)                            9,446,883        (261,109)


                                                           CLASS C
                                                -----------------------------
                                                 YEAR ENDED      YEAR ENDED
                                                SEPTEMBER 30,   SEPTEMBER 30,
                                                     1997            1996
                                                -------------   -------------
Shares sold                                      263,291,205      90,072,507
Shares issued on reinvestments of dividends          806,371         510,900
Shares redeemed                                 (253,364,170)    (87,635,862)
Net increase                                      10,733,406       2,947,545


                                                        ADVISOR CLASS
                                                -----------------------------
                                                JAN. 30, 1997(a)
                                                       TO
                                                    SEPT. 30,
                                                      1997
                                                ----------------
Shares sold                                          120,464
Shares issued on reinvestments of dividends              337
Shares redeemed                                      (85,897)
Net increase                                          34,904


(a)  Commencement of distribution.


7



FINANCIAL HIGHLIGHTS                                      AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                                            ----------------------------------------------------
                                                                                      MARCH 25,
                                                                                       1994(A)
                                                     YEAR ENDED SEPTEMBER 30,            TO
                                            ---------------------------------------   SEPT. 30,
                                                1997           1996         1995        1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0411        .0416        .0453        .0126

LESS: DIVIDENDS
Dividends from net investment income          (.0411)      (.0416)      (.0453)      (.0126)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.19%        4.24%        4.64%        2.45%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $41          $41          $41          $18
Ratio of average net assets to:
  Expenses, net of waivers                      1.38%        1.29%        1.21%        1.82%(c)
  Expenses, before waivers                      1.38%        1.29%        1.29%        1.82%(c)
  Net investment income                         4.10%        4.15%        4.63%(d)     2.62%(c)


                                                                    CLASS B
                                            ----------------------------------------------------
                                                                                      MARCH 25,
                                                                                       1994(A)
                                                     YEAR ENDED SEPTEMBER 30,            TO
                                            ---------------------------------------   SEPT. 30,
                                                1997          1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0361        .0366        .0404        .0101

LESS: DIVIDENDS
Dividends from net investment income          (.0361)      (.0366)      (.0404)      (.0101)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.67%        3.72%        4.12%        1.95%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $74          $65          $65          $31
Ratio of average net assets to:
  Expenses, net of waivers                      1.88%        1.79%        1.70%        2.35%(c)
  Expenses, before waivers                      1.88%        1.79%        1.78%        2.35%(c)
  Net investment income                         3.61%        3.67%        4.17%(d)     1.91%(c)


See footnote summary on page 9.


8



FINANCIAL HIGHLIGHTS (CONTINUED)                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                            ----------------------------------------------------
                                                                                      MARCH 25,
                                                                                       1994(A)
                                                      YEAR ENDED SEPTEMBER 30,           TO
                                            ---------------------------------------   SEPT. 30,
                                                1997          1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0386        .0390        .0430        .0112

LESS: DIVIDENDS
Dividends from net investment income          (.0386)      (.0390)      (.0430)      (.0112)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                           3.93%        3.98%        4.39%        2.18%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $24          $13          $10           $5
Ratio of average net assets to:
  Expenses, net of waivers                      1.61%        1.55%        1.45%        2.08%(c)
  Expenses, before waivers                      1.61%        1.55%        1.52%        2.08%(c)
  Net investment income                         3.90%        3.89%        4.41%(d)     2.14%(c)


                                                             ADVISOR CLASS
                                                         ---------------------
                                                          JANUARY 30, 1997(A)
                                                                  TO
                                                          SEPTEMBER 30, 1997
                                                         ---------------------
Net asset value, beginning of period                             $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             .0254

LESS: DIVIDENDS
Dividends from net investment income                             (.0254)
Net asset value, end of period                                    $1.00

TOTAL RETURN
Total investment return based on net asset value (b) (c)           4.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $35
Ratio of expenses to average net assets (c)                         .88%
Ratio of net investment income to average net assets (c)           4.15%


(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c)  Annualized.

(d)  Net of expenses waived by the Adviser.


9


REPORT OF INDEPENDENT ACCOUNTANTS                         AFD EXCHANGE RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS AFD EXCHANGE RESERVES

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of AFD Exchange Reserves as of September 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AFD Exchange Reserves as of September 30, 1997, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
October 23, 1997


10

________________________________________________________________

                            APPENDIX
________________________________________________________________

Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings

    The Fund will invest only in paper maintaining a high quality rating.

    "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short- term obligations.

    Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

    Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

    Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

    Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

    Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits for the Fund.

    (a)  Financial Statements

         Included in the Prospectus:

              Financial Highlights

         Included in the Statement of Additional Information:

              Portfolio of Investments - September 30, 1997. Statement of Assets and Liabilities - September 30, 1997.
              Statement of Operations for year ended
              September 30, 1997.
              Statement of Changes in Net Assets for years ended September 30, 1996 and September 30, 1997.
              Notes to Financial Statements - September 30,
              1997.

         Financial Highlights - For Class A, B and C shares years ended September 30, 1997, September 30, 1996,
         September 30, 1995 and period March 25, 1994
         (commencement of distribution) to September 30, 1994;
         for Advisor Class shares period January 30, 1997
         (commencement of distribution) to September 30, 1997.
         Report of Independent Accountants

         Included in Part C of the Registration Statement

              All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

         (1)  (a)  Agreement and Declaration of Trust of the
                   Registrant - Filed herewith.

              (b) Certificate of Amendment of the Agreement and Declaration of Trust - Incorporated by reference to Exhibit 1(a) to Post-Effective
                   Amendment No. 3 of the Registrant's Form N-1A, filed January 26, 1996.

              (c) Certificate of Amendment of the Agreement and Declaration of Trust - Incorporated by reference to Exhibit 1(c) to Post-Effective

                   Amendment No. 6 of the Registrant's Form N-1A, filed February 3, 1997.

         (2)  By-Laws of the Registrant - Filed herewith.

         (3)  Not applicable.

         (4)  (a) Form of Share Certificate for Class A Shares -
              Incorporated by reference from Registration
              Statement on Form N-1A (File Nos. 33-74230 and
              811-08294) as filed with the Securities and Exchange Commission on March 16, 1994.

              (b)   Form of Share Certificate for Class B
              Shares - Incorporated by reference from
              Registration Statement on Form N-1A (File
              Nos. 33-74230 and 811-08294) as filed with the Securities and Exchange Commission on March 16, 1994.

              (c)   Form of Share Certificate for Class C
              Shares - Incorporated by reference from
              Registration Statement on Form N-1A (File
              Nos. 33-74230 and 811-08294) as filed with the Securities and Exchange Commission on March 16, 1994.

         (5)  Advisory Agreement between the Registrant and
              Alliance Capital Management L.P. -  Filed herewith.

         (6)  (a)  Distribution Services Agreement between the
                   Registrant and Alliance Fund Distributors,
                   Inc. - Filed herewith.

              (b) Amendment to Distribution Services Agreement between Registrant and Alliance Fund
                   Distributors, Inc. - Incorporated by reference to Exhibit No. 6(a) to Post-Effective
                   Amendment No. 6 of the Registrant's Form N-1A filed, February 3, 1997.

              (c)  Form of Selected Dealer Agreement between
                   Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Filed herewith.

              (d)  Form of Selected Agent Agreement between
                   Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant -
                   Filed herewith.

         (7)  Not applicable.

         (8)  Custodian Contract between the Registrant and State
              Street Bank and Trust Company - Filed herewith.

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Filed herewith.

         (10) (a) Opinion and Consent of Seward & Kissel - Filed herewith.

              (b)  Opinion and Consent of Sullivan & Worcester -
              Incorporated by reference from Registration
              Statement on Form N-1A (File Nos. 33-74230 and
              811-08294) as filed with the Securities and Exchange Commission on March 16, 1994.

         (11) Consent of Independent Auditors - Filed herewith.

         (12) Not applicable.

         (13) Investment representation letter of Alliance
              Capital Management L.P. - Filed herewith.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6 (a) hereto.

         (16) Schedule of Computation of Performance Quotation -Incorporated by reference to Exhibit No. 16 to Registration Statement on Post-Effective Amendment No. 3 of the Form N-1A, filed January 26, 1996.

         (18) Rule 18f-3 Plan -Incorporated by reference to
              Exhibit No. 18 to Post-Effective Amendment No. 3 of the Registration Statement on Form N-1A, filed
              January 26, 1996.

         (27) Financial Data Schedule - Filed herewith.

         Other Exhibits: Powers of Attorney of David H. Dievler, Ruth Block, John D. Carifa, William H. Foulk, Jr.,
         James M. Hester, Clifford L. Michel and Robert C.
         White - Incorporated by reference from Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) as filed with the Securities and Exchange Commission on January 18, 1994.

         Other Exhibit: Power of Attorney of John H. Dobkin - Incorporated by reference from Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) as filed with the Securities and Exchange Commission on March 16, 1994.

         Other Exhibits:  Power of Attorney of Ruth Block,
         John D. Carifa, David H. Dievler, John H. Dobkin,
         William H. Foulk, Jr., James M. Hester, Clifford L.
         Michel, Donald J. Robinson - Filed herewith.

ITEM 25. Persons Controlled by or Under Common Control with
         Registrant.

              None.

ITEM 26. Number of Holders of Securities.

         Registrant had, as of January 12, 1998, the following record holders of shares of Beneficial Interest:

                   Class A        2,018
                   Class B        4,413
                   Class C        1,150
                   Advisor Class     26

ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit 6(a), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

         Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

         "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
         Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

         The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate of undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

         SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

         SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

         SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person
         (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
         (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
         (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 8.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

         SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

         Article III of Registrant's Agreement and Declaration of
         Trust reads, in pertinent part, as follows:

         "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

              (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

         The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on

         April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:

              ACM Institutional Reserves, Inc.
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Environment Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
                Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                          Positions and             Positions and
                          Offices With              Offices with
Name                      Underwriter               Registrant

Michael J. Laughlin       Chairman

Robert L. Errico          President

Edmund P. Bergan, Jr.     Senior Vice President,    Secretary
                          General Counsel
                          and Secretary

   Karen J. Bullot        Senior Vice President

James S. Comforti         Senior Vice President

James L. Cronin           Senior Vice President

Daniel J. Dart            Senior Vice President

Richard A. Davies         Senior Vice President
                          Managing Director

Byron M. Davis            Senior Vice President

Anne S. Drennan           Senior Vice President &
                          Treasurer

Mark J. Dunbar            Senior Vice President

Bradley F. Hanson         Senior Vice President

Geoffrey L. Hyde          Senior Vice President

Robert H. Joseph, Jr.     Senior Vice President
                          and Chief Financial
                          Officer

Richard E. Khaleel        Senior Vice President

Stephen R. Laut           Senior Vice President

Daniel D. McGinley        Senior Vice President

Ryne A. Nishimi           Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Robert E. Powers          Senior Vice President

Richard K. Saccullo       Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

Peter J. Szabo            Senior Vice President

Nicholas K. Willett       Senior Vice President

Richard A. Winge          Senior Vice President

Jamie A. Atkinson         Vice President

Benji A. Baer             Vice President

Kenneth F. Barkoff        Vice President

Casimir F. Bolanowski     Vice President

   Michael E. Brannan     Vice President

Timothy W. Call           Vice President

Kevin T. Cannon           Vice President

John R. Carl              Vice President

William W. Collins, Jr.   Vice President

Leo H. Cook               Vice President

Richard W. Dabney         Vice President

John F. Dolan             Vice President

John C. Endahl            Vice President

Sohaila S. Farsheed       Vice President

William C. Fisher         Vice President

Gerard J. Friscia         Vice President &
                          Controller

Andrew L. Gangolf         Vice President and        Assistant
                          Assistant General         Secretary
                          Counsel

Mark D. Gersten           Vice President            Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Joseph W. Gibson          Vice President

Charles M. Greenberg      Vice President

Alan Halfenger            Vice President

William B. Hanigan        Vice President

   Scott F. Heyer         Vice President

Daniel M. Hazard          Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Scott Hutton              Vice President

Thomas K. Intoccia        Vice President

Larry P. Johns            Vice President

Richard D. Keppler        Vice President

Gwenn M. Kessler          Vice President

Donna M. Lamback          Vice President

James M. Liptrot          Vice President

James P. Luisi            Vice President

Christopher J. MacDonald  Vice President

Michael F. Mahoney        Vice President

Shawn P. McClain          Vice President

Maura A. McGrath          Vice President

Thomas F. Monnerat        Vice President

Joanna D. Murray          Vice President

Jeanette M. Nardella      Vice President

Nicole Nolan-Koester      Vice President

John C. O'Connell         Vice President

John J. O'Connor          Vice President

James J. Posch            Vice President

Domenick Pugliese         Vice President and        Assistant
                          Assistant General         Secretary
                          Counsel

Bruce W. Reitz            Vice President

Dennis A. Sanford         Vice President

Karen C. Satterberg       Vice President

Robert C. Schultz         Vice President

Raymond S. Sclafani       Vice President

Richard J. Sidell         Vice President

   Teris A. Sinclair      Vice President

Andrew D. Strauss         Vice President

Michael J. Tobin          Vice President

Joseph T. Tocyloski       Vice President

Martha D. Volcker         Vice President

Patrick E. Walsh          Vice President

William C. White          Vice President

Emilie D. Wrapp           Vice President and        Assistant
                          Special Counsel           Secretary

   Michael W. Alexander   Assistant Vice President

Richard J. Appaluccio     Assistant Vice President

Charles M. Barrett        Assistant Vice President

Robert F. Brendli         Assistant Vice President

Maria L. Carreras         Assistant Vice President

John P. Chase             Assistant Vice President

Russell R. Corby          Assistant Vice President

John W. Cronin            Assistant Vice President

   Terri J. Daly          Assistant Vice President

Ralph A. DiMeglio         Assistant Vice President

Faith C. Dunn             Assistant Vice President

John E. English           Assistant Vice President

Duff C. Ferguson          Assistant Vice President

John Grambone             Assistant Vice President

Brian S. Hanigan          Assistant Vice President

James J. Hill             Assistant Vice President

Edward W. Kelly           Assistant Vice President

Michael Laino             Assistant Vice President

Nicholas J. Lapi          Assistant Vice President

   Kristine J. Luisi      Assistant Vice President

Patrick Look              Assistant Vice President
                          & Assistant Treasurer

Richard F. Meier          Assistant Vice President

Richard J. Olszewski      Assistant Vice President

Catherine N. Peterson     Assistant Vice President

Carol H. Rappa            Assistant Vice President

Clara Sierra              Assistant Vice President

   Gayle S. Stamer        Assistant Vice President

Vincent T. Strangio       Assistant Vice President

Wesley S. Williams        Assistant Vice President

Christopher J. Zingaro    Assistant Vice President

Mark R. Manley            Assistant Secretary

    (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of January, 1998.

                             AFD EXCHANGE RESERVES

                             by /s/ John D. Carifa
                               _________________________
                                    John D. Carifa
                                  Chairman and President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                   Date

1)  Principal
    Executive Officer

    /s/ John D. Carifa   Chairman and President  January 30, 1998
        ______________
        John D. Carifa

2)  Principal Financial
    and Accounting
    Officer

    /s/ Mark D. Gersten  Treasurer and Chief     January 30, 1998
        _______________  Financial Officer
        Mark D. Gersten

3.  All of the Trustees

    David H. Dievler     William H. Foulk, Jr.
    Ruth Block           James M. Hester
    John D. Carifa       Clifford L. Michel
    John H. Dobkin       Donald J. Robinson

    by /s/ Edmund P. Bergan, Jr.                 January 30, 1998
           ____________________
           (Attorney-in-fact)
           Edmund P. Bergan, Jr.

                        Index to Exhibits


(1) (a)  Agreement and Declaration of Trust

(2)      By-Laws

(6) (a)  Distribution Services Agreement between
         Registrant and Alliance Fund Distributors, Inc.

    (b)  Selected Dealer Agreement Agreement between Alliance
         Fund Distributors, Inc. and selected dealers making available shares of Registrant.

    (c)  Selected Agent Agreement between Alliance Fund
         Distributors, Inc. and selected agents making available shares of Registrant.

(8)      Custodian Agreement

(9)      Transfer Agency Agreement

(11)     Consent of Independent Auditors

(13)     Investment Representation Letter

(27)     Financial Data Schedule


Other Exhibits - Powers of Attorney of Ruth Block, John D.
Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr.,
James M. Hester, Clifford L. Michel and Donald J. Robinson.





















                              C-21
00250163.AN0